EXHIBIT 10.20

EXECUTION COPY

SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

This Settlement Agreement and Mutual General Release (“Agreement”) is made and entered into as of the 14th day of February, 2006 (the “Effective Date”), by Raymond F. Schinazi, Ph.D. (“Dr. Schinazi”), and RFS Partners, L.P., a Georgia limited partnership (the “Partnership”), and Raymond F. Schinazi 2005 Qualified Annuity Trust, a Georgia trust (the “Trust”), and RFS Pharma LLC, a Georgia limited liability company (“RFS Pharma”), each having an address at 2881 Peachtree Road, N.E., Unit 2204, Atlanta, Georgia 30305, USA (collectively, the “Schinazi Parties”) and Pharmasset, Inc., a Delaware corporation having its principal address at 303-A College Road East, Princeton, NJ 08540, USA, and formerly known as Pharmasset, Ltd., a Barbados corporation (the “Company”) and the stockholders of the Company listed on Exhibit A hereto (collectively, the “Investors,” and together with the Company, the “Company Parties”). The Schinazi Parties and the Company Parties are each sometimes hereinafter referred to as a “Party,” and collectively, as the “Parties.”

RECITALS

WHEREAS, Dr. Schinazi and the Investors are stockholders of the Company, and are parties to a Second Amended and Restated Stockholders’ Agreement dated as of August 4, 2004, as amended (the “Stockholders’ Agreement”);

WHEREAS, Dr. Schinazi has served as a director of the Company from 1998 until June 2005, and as an executive director of the Company from 1998 until June 2004;

WHEREAS, Dr. Schinazi is currently the controlling member and majority equity owner of RFS Pharma;

WHEREAS, Dr. Schinazi and the Company entered into a Scientific Advisor Agreement dated, as of July 15, 1998 (the “Advisor Agreement”);

WHEREAS, RFS Pharma is currently party to a license agreement with Emory University and the University of Georgia Research Foundation, Inc. (collectively, the “Universities”) with respect to Amdoxovir (“DAPD”) and Dioxolane Thymine (“DOT”), and their derivatives (the “University License Agreement”); and

WHEREAS, disputes have arisen between the Parties concerning DAPD, DOT and other matters, and the Parties desire to resolve such disputes (the “Disputes”) on the terms and subject to the conditions stated herein.

NOW, THEREFORE, for and in consideration of the mutual promises, covenants, representations, warranties and agreements contained herein, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the Parties agree as follows:

TERMS AND CONDITIONS

1.0	Settlement Obligations

1.1 On the Effective Date, the parties signatory thereto will deliver executed copies of the following agreements:

a.	The License Agreement in the form attached hereto as Exhibit B executed by the Company and RFS Pharma.

b.	The Mutual Termination of Lease Agreement in the form attached hereto as Exhibit C executed by the Company and CS Family, LLC, a Georgia limited liability company.

c.	The Waiver Agreement and Second Amendment to the Stockholders’ Agreement in the form attached hereto as Exhibit D executed by Dr. Schinazi, the Company, the Investors and the other stockholders named as signatories thereto.

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d.	The Joinder Agreements in the forms attached hereto as Exhibits E and F executed by the Company and Dr. Schinazi, the Partnership and the Trust.

e.	Each of the Lock-up Agreements in the forms attached hereto as Exhibits G, H, and I executed by each of Dr. Schinazi, the Partnership and the Trust, respectively.

1.2 On the Effective Date, Dr. Schinazi will surrender the Company share certificate no. C 8 in his name, for the purpose of reissuing share certificates in accordance with Section 1.3.

1.3 On the Effective Date, the Company will deliver to Dr. Schinazi share certificates in the following names and amounts: (a) Raymond F. Schinazi — 1,564,556 common shares; (b) RFS Partners, L.P. — 1,000,000 common shares; and (c) Raymond F. Schinazi 2005 Qualified Annuity Trust — 1,000,000 common shares.

1.4 On the Effective Date, the Company will deliver by wire or bank check in immediately available funds to (i) CS Family, LLC, the amount of $1,398,000, pursuant to the Mutual Termination of Lease Agreement and (ii) RFS Pharma LLC the amount of $400,000, pursuant to the License Agreement.

1.5 The Company agrees to reimburse Dr. Schinazi for up to $100,000 of reasonably documented legal fees incurred by Dr. Schinazi in connection with the negotiation of the transactions contemplated by this Agreement, by wire or bank check in immediately available funds to Dr. Schinazi promptly upon receipt of reasonably detailed documentation supporting such legal fees, on or after the Effective Date.

1.6 Dr. Schinazi agrees to use reasonable efforts to assist the Company, as requested, to effectuate any future financings, including the Company’s proposed initial public offering. Such efforts shall be limited to executing, filing, or completing any customary documents or instruments that the Company reasonably determines it requires Dr. Schinazi to

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deliver, or as may be reasonably requested by the managing underwriter of any public offering, including without limitation any filings required under the Securities Exchange Act of 1934, as amended, and any stockholder or NASD questionnaires, but specifically excluding any requirement to deliver a lock-up agreement other than (x) the lock-up agreement in the form attached hereto as Exhibit G in connection with the Company’s initial public offering and (y) as may be required by Sections 2.2(c) and 2.12 of the Stockholders’ Agreement. The Parties acknowledge and agree that this Section 1.5 shall not (i) require Dr. Schinazi to relinquish any rights provided under this Agreement or any other agreement to which the Company and Dr. Schinazi are parties or (ii) require Dr. Schinazi to make false or misleading statements or statements that are injurious to Dr. Schinazi’s interests or reputation.

1.7 The Company agrees to deliver to Dr. Schinazi any disclosure related to the Schinazi Parties and the Confidential Matters (as defined below) that the Company intends to include in its registration statement on Form S-1, including any exhibits that relate to Confidential Matters, within a reasonable period of time prior to the Effective Date of this Agreement. Additionally, the Company agrees to deliver to Dr. Schinazi drafts of any amendments to such registration statement that include changes to such disclosure, including any exhibits that relate to Confidential Matters which have not otherwise been provided, prior to filing such amendments with the Securities and Exchange Commission (the “SEC”); provided, however, that Dr. Schinazi acknowledges and agrees that the Company may make any such amended filing with the SEC at any time without the prior approval of Dr. Schinazi being required.

1.8 The Company and the Schinazi Parties agree that, as of the Effective Date, the Assignment and Non-Disclosure Agreement and the Standstill and Tolling Agreement by and

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between the parties thereto, both dated as of July 29, 2005, shall be terminated and of no further force or effect. The Company and the Schinazi Parties also acknowledge and agree that the Advisor Agreement has terminated. The Company and the Schinazi Parties have no further obligations under any of the agreements referenced in this Section 1.8, and such agreements are superseded by this Agreement.

2.0	Mutual Release of Claims

2.1 The Schinazi Parties’ Release The Schinazi Parties, and each of them, on their own behalf and on behalf of their current and former employees, representatives, companies, corporations, business entities, officers, directors, shareholders, partners, joint venturers, insurers, trustees, executors, creditors, agents, attorneys, heirs, dependents, predecessors, successors, assigns, parents, subsidiaries, affiliates, related companies, and controlling persons, past and present, and each of them, hereby release and forever discharge the Company Parties, and all of the Company Parties’ respective former, current and future owners, members, partners, shareholders, officers, directors, employees, agents, representatives, attorneys, companies, corporations, business entities, joint venturers, insurers, trustees, executors, creditors, heirs, dependents, predecessors, successors, assigns, parents, subsidiaries, affiliates, related companies, and controlling persons, and each of them (collectively, the “Company Released Parties”), of and from all claims, liabilities, demands, damages, actions, and causes of action, at law or in equity, of every kind and nature, including claims for attorneys’ fees or costs, whether known or unknown, fixed or contingent, existing, claimed to exist or which may hereafter arise from the beginning of time until the Effective Date of this Release, except in each case for the Reserved Claims (as defined below) (collectively, “Released Claims”).

SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

2.2 The Company Parties’ Release The Company Parties, and each of them, on their own behalf and on behalf of their current and former employees, representatives, companies, corporations, business entities, officers, directors, shareholders, partners, joint venturers, insurers, trustees, executors, creditors, agents, attorneys, heirs, dependents, predecessors, successors, assigns, parents, subsidiaries, affiliates, related companies, and controlling persons, past and present, and each of them, hereby release and forever discharge the Schinazi Parties, and all of the Schinazi Parties’ respective former, current and future owners, members, partners, shareholders, officers, directors, employees, agents, representatives, attorneys, companies, corporations, business entities, joint venturers, insurers, trustees, executors, creditors, heirs, dependents, predecessors, successors, assigns, parents, subsidiaries, affiliates, related companies, and controlling persons, and each of them (collectively, the “Schinazi Released Parties”), of and from all claims, liabilities, demands, damages, actions, and causes of action, at law or in equity, of every kind and nature, including claims for attorneys’ fees or costs, whether known or unknown, fixed or contingent, existing, claimed to exist or which may hereafter arise from the beginning of time until the Effective Date of this Release, except in each case for the Reserved Claims (as defined below) (collectively, “Released Claims”).

2.3 Reserved Claims The Parties do not release, and hereby expressly reserve, the following claims that each may have against the other (the “Reserved Claims”):

a.	Claims arising under or to enforce the terms of this Settlement Agreement, including claims that arise after the Effective Date of the Settlement Agreement to enforce the rights of any of the Parties under the terms of the agreements incorporated hereby and attached as Exhibits B through I, including Claims reserved in Exhibit C.

b.

Claims for contribution or indemnification (under the Company’s by-laws or otherwise) in connection with any claims, actions, suits or demands (including shareholder class actions or derivative actions or any tax-

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related matter or any patent, license, sublicense, assignment, confidentiality agreement or other agreement (oral or written) granting rights to any patent, intellectual property, compound or other property consented to on behalf of the Company at any time prior to June 30, 2005) made against any one or more of the Parties by any person or entity that is not one or more of the Parties (“Third Party Claims”). In this connection, no right to coverage under any directors’ and officers’ liability insurance is released by the Parties.

The Parties acknowledge that claims or facts in addition to or different from those which are now known or believed to exist may later be discovered with respect to any claim, liability, demand, damage, action or cause of action that they, or any of them, may possess against each other, or their respective current and former employees, representatives, companies, corporations, business entities, officers, directors, shareholders, partners, joint venturers, insurers, trustees, executors, creditors, agents, attorneys, heirs, predecessors, successors, assigns, parents, subsidiaries, affiliates, related companies, and controlling persons, past and present, and each of them, but each Party nevertheless intends this release to be effective as a full, general release.

3.0	Third Party Claims

The Parties each agree not to encourage, induce or assist any person or entity to threaten, file or prosecute any Third Party Claims or even suggest that they do so, except as required by law or court order. The Parties agree to make reasonable efforts to assist each other in defending against Third Party Claims.

4.0	Responsibility for Fees and Costs

Except as provided in Section 1.5 hereof, each of the Parties shall bear and be responsible for his or its own attorneys’ fees and costs incurred through the Effective Date.

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5.0	Denial of Liability

5.1 Each Party denies any liability to any other Party, or any other individual or entity, concerning the Disputes. Each Party acknowledges that each other Party continues to deny liability, disclaim responsibility, and dispute allegations asserted by any other Party.

6.0	Warranties

6.1 Each of the Parties respectively represents and warrants that, other than to the extent reflected in any of the agreements attached hereto as Exhibits B through I, no other person or entity has claimed or now claims any interest in the subject of this Agreement (including any of the agreements incorporated hereto as Exhibits B through I), and that no right, claim, liability, demand, damage, action or cause of action, or any part thereof, of any kind or nature covered by this Agreement, has been sold, assigned, granted or otherwise transferred to any other person or entity.

6.2 Each of the Parties represents and warrants that each has read and understands this Agreement, and that no promise, inducement, representation or agreement not expressly set forth herein has been made to them in connection with this Agreement. The Parties agree that, prior to the execution of this Agreement, they have apprised themselves of sufficient relevant data, through resources of their own selection, and have consulted with their respective counsel, in order that they might intelligently exercise their judgment in deciding whether to execute this Agreement. The Parties agree that this Agreement is executed voluntarily and without duress or undue influence of any nature whatsoever.

6.3 Each Schinazi Party represents and warrants to the Company, jointly and severally, and each of the Company Parties represents and warrants to each Schinazi Party, that: (i) such representing Party has the proper power and authority to enter into and perform this

SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

Agreement and, as relevant, any of the incorporated agreements; (ii) that such person signing this Agreement and the incorporated agreements on its behalf has been duly authorized and directed to do so; (iii) this Agreement has been duly executed and delivered by such Party and is, and each incorporated agreement to which such Party will be a party as of the Effective Date will be, duly executed and delivered by such Party and will be, the legal, valid and binding obligation of such Party, enforceable against it in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy law and other laws of general applicability affecting creditors’ rights and by general principles of equity; and (iv) neither the execution and delivery of this Agreement or any of the incorporated agreements to which it is or will be a party as of the Effective Date, nor the performance of any of the transactions contemplated hereby or thereby, nor compliance with or fulfillment of the terms, conditions and provisions hereof or thereof will (x) violate any provision of its certificate of incorporation, articles of organization, bylaws or other charter documents, or (y) violate, require consent of any person or entity pursuant to, or constitute a default under any law, ruling, regulation or other restriction of the Universities or any governmental body, or (z) constitute a breach or default under any contract or agreement to which it is a party.

7.0	Enforcement of Agreement

It is specifically understood and agreed that this Agreement may be pleaded as a full and complete defense to and may be used as the basis for an injunction against any action, arbitration, suit or other proceeding that may be instituted, prosecuted or attempted in breach of this Agreement. In the event that litigation is necessary to enforce a provision or provisions of this Agreement, all costs and attorneys’ fees shall be paid by the non-prevailing Party or Parties to the prevailing Party or Parties.

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8.0	Confidentiality and Public Statements

8.1 Except as set forth in Section 8.2 and Section 8.3, the terms and provisions, and the existence, of this Agreement (including the agreements incorporated hereby), and the disputes as between the Company Parties and the Schinazi Parties (the “Confidential Matters”), shall be kept confidential by the Parties; provided, however, that information shall no longer be a “Confidential Matter” once it has been disclosed publicly either by (1) by any Party hereto pursuant to Section 8.3 or (2) by any third party provided that such information was not obtained from any Party hereto in violation of this Section 8.

8.2	The Parties agree not to:

(i)	divulge any Confidential Matters, except as set forth in Section 8.3; or

(ii)	make or knowingly cause or permit to be made any public statement or communication, whether or not a Confidential Matter, concerning any of the Parties or their respective businesses that is untrue or defamatory; or

(iii)	make or knowingly cause or permit to be made any public statement or communication, whether or not a Confidential Matter, concerning any of the Parties or their respective businesses that, while true, disparages or in any way impugns the reputation of any of the Parties, their respective subsidiaries and affiliates, together with their respective officers, directors, partners, shareholders, employees and agents, or any of the foregoing’s respective businesses, except as set forth in Section 8.3 (the statements described in this clause (iii), together with the Confidential Matters, being hereinafter referred to as the “Confidential Communications”).

Notwithstanding the foregoing, nothing in this Section shall prevent the Parties or any other person from making any truthful statement responding to incorrect, disparaging or derogatory public statements to the extent necessary to correct or refute such public statements.

8.3 No Party shall include any statement concerning Confidential Communications in any press release, any public filing with the SEC or other public statement except as and to the extent that (1) any such statement shall, in good faith, be required by

SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

applicable law, judicial process or regulatory requirements, or (2) such statement shall have been approved by the other relevant Party or Parties after having a reasonable opportunity to review (which approval shall not be unreasonably withheld, conditioned or delayed). Nothing contained in the foregoing shall preclude reasonable non-public communications or disclosures to third parties necessary to implement the provisions of this Agreement or to comply with applicable accounting, securities and other regulatory obligations.

9.0	Good Faith

This Agreement represents a good faith compromise of disputed claims and is not and shall not be considered, regarded or described as an admission of liability or responsibility by any of the Parties.

10.0	Entire Agreement; Modification and Amendment

This Agreement constitutes the entire agreement between the Parties, and supersedes any and all prior oral and written agreements and understandings. The Agreement may not be altered, amended, or modified or otherwise changed in any respect whatsoever except by a writing duly executed by the Parties or their authorized representatives.

11.0	Titles, Captions, and Provisions

11.1 All of the provisions of this Agreement are contractual and not mere recitals, and shall be considered severable, such that if any provision or part hereof shall at any time be held under any law or ruling to be invalid, such provision or part shall remain in force to the extent allowed by law, and all other provisions shall remain in full force and effect and enforceable.

11.2 The Recitals set forth above shall be merged in and is part of this Agreement, and the titles or captions contained in this Agreement are inserted only as a matter of

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convenience and for reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision herein.

12.0	Construction and Jurisdiction

This Agreement shall be construed and enforced according and pursuant to the laws of the State of New York, without regard to the application of conflicts of law principles. Any claims or disputes arising out of or related to this Agreement shall be brought in the state or federal courts located in Fulton County, Georgia. The Parties agree and consent to exclusive jurisdiction and venue in the state or federal courts of Fulton County, Georgia to enforce the provisions of this Agreement or for the resolution of any claims or disputes that arise from or are related to this Agreement.

13.0	Drafting and Interpretation

The Parties agree that the terms and conditions expressed herein have been negotiated and that no ambiguity shall be construed against any Party.

14.0	Execution and Counterparts

This Agreement may be executed in one or more counterparts and by facsimile signatures, which, taken together, shall constitute a single document representing the whole of the agreement between the Parties.

SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth in the first paragraph hereof.

PHARMASSET, INC.

By:	/s/ P. Schaefer Price
Name:	P. Schaefer Price
Title:	President and Chief Executive Officer

/s/ Raymond Schinazi
Raymond F. Schinazi, Ph.D.

RFS PARTNERS, L.P.

By: RFS & Associates, LLC

By:	/s/ Raymond Schinazi
Name:	Raymond F. Schinazi, Ph.D.
Title:	Manager

RAYMOND F. SCHINAZI 2005 QUALIFIED ANNUITY TRUST

By:	/s/ Raymond Schinazi
Name:	Raymond F. Schinazi, Ph.D.
Title:	Trustee

RFS PHARMA LLC

By:	/s/ Raymond Schinazi
Name:	Raymond F. Schinazi, Ph.D.
Title:	Director

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BURRILL LIFE SCIENCES CAPITAL FUND, L.P.

By: Burrill & Company (Life Sciences GP), LLC, its General Partner

By:	/s/ Steven Burrill
Name:	G. Steven Burrill
Title:	Managing Member

BURRILL INDIANA LIFE SCIENCES CAPITAL FUND, L.P.

By: Burrill and Company (Indiana GP), LLC, its General Partner

By:	/s/ Steven Burrill
Name:	G. Steven Burrill
Title:	Managing Member

MPM BIOVENTURES III, L.P.

By: MPM BioVentures III GP, L.P., its General Partner

By: MPM BioVentures III LLC, its General Partner

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	General Partner

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BB BIOVENTURES L.P.

By: BAB BioVentures L.P., its General Partner

By: BAB BioVentures N.V., its General Partner

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	General Partner

MPM BIOVENTURES PARALLEL FUND, L.P.

By: MPM BioVentures I LP, its General Partner

By: MPM BioVentures I LLC, its General Partner

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	General Partner

MPM ASSET MANAGEMENT INVESTORS 1999 LLC

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	General Partner

MPM BIOVENTURES III-QP, L.P.

By: MPM BioVentures III GP, L.P., its General Partner

By: MPM BioVentures III LLC, its General Partner

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	General Partner

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MPM BIOVENTURES III GMBH & CO. BETEILIGUNGS KG

By: MPM BioVentures III GP, L.P., in its capacity as the Managing Limited Partner

By: MPM BioVentures III LLC, its General Partner

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	General Partner

MPM BIOVENTURES III PARALLEL FUND, L.P.

By: MPM BioVentures III GP, L.P., its General Partner

By: MPM BioVentures III LLC, its General Partner

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	General Partner

MPM ASSET MANAGEMENT INVESTORS 2004 BVIII LLC

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	General Partner

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TVM V LIFE SCIENCE VENTURES GMBH & CO. KG

By:	/s/ Mark C. Cipriano
Name:	Mark C. Cipriano
Title:	Managing Limited Partner

By:	/s/ David Poltack
Name:	David Poltack
Title:	Managing Limited Partner

TVM IV GMBH & CO. KG

By:	/s/ Mark C. Cipriano
Name:	Mark C. Cipriano
Title:	Authorized Signatory

By:	/s/ David Poltack
Name:	David Poltack
Title:	Authorized Signatory

MDS LIFE SCIENCES TECHNOLOGY FUND II NC LIMITED PARTNERSHIP

By: MDS LSTF II (NCGP) Inc., its General Partner

By:	/s/ Graysanne Bedell /s/ Richard Lockie
Name:	G. Bedell/ R. Lockie
Title:	Vice President/ Vice President

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MDS LIFE SCIENCES TECHNOLOGY FUND II QUEBEC LIMITED PARTNERSHIP

By: MDS LSTF II (QGP) Inc., its General Partner

By:	/s/ Graysanne Bedell /s/ Richard Lockie
Name:	G. Bedell/ R. Lockie
Title:	Vice President/ Vice President

MLII CO-INVESTMENT FUND NC LIMITED PARTNERSHIP

By: MLII (NCGP) Inc., its General Partner

By:	/s/ Graysanne Bedell /s/ Richard Lockie
Name:	G. Bedell/ R. Lockie
Title:	Vice President/ Vice President

CDIB BIOSCIENCE VENTURES I, INC.

By:	/s/ Benny Hu
Name:	Benny Hu
Title:	Chairman

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EXHIBIT A

THE INVESTORS

BURRILL LIFE SCIENCES CAPITAL FUND, L.P.

BURRILL INDIANA LIFE SCIENCES CAPITAL FUND, L.P.

MPM BIOVENTURES III, L.P.

BB BIOVENTURES L.P.

MPM BIOVENTURES PARALLEL FUND, L.P.

MPM ASSET MANAGEMENT INVESTORS 1999 LLC

MPM BIOVENTURES III-QP, L.P.

MPM BIOVENTURES III GMBH & CO. BETEILIGUNGS KG

MPM BIOVENTURES III PARALLEL FUND, L.P.

MPM ASSET MANAGEMENT INVESTORS 2004 BVIII LLC

TVM V LIFE SCIENCE VENTURES GMBH & CO. KG

TVM IV GMBH & CO. KG

MDS LIFE SCIENCES TECHNOLOGY FUND II NC LIMITED PARTNERSHIP

MDS LIFE SCIENCES TECHNOLOGY FUND II QUEBEC LIMITED PARTNERSHIP

MLII CO-INVESTMENT FUND NC LIMITED PARTNERSHIP

CDIB BIOSCIENCE VENTURES I, INC.

EXHIBIT B

LICENSE AGREEMENT

(Please refer to Exhibit 10.10 to the S-1)

EXHIBIT C

MUTUAL TERMINATION OF LEASE AGREEMENT

(Please refer to Exhibit 10.19 to the S-1)

EXHIBIT D

WAIVER AGREEMENT AND

SECOND AMENDMENT TO STOCKHOLDERS’ AGREEMENT

(Please refer to Exhibit 4.8 to the S-1)

EXHIBIT E

PARTNERSHIP JOINDER AGREEMENT

(Please refer to Exhibit 4.9 to the S-1)

EXHIBIT F

TRUST JOINDER AGREEMENT

(Please refer to Exhibit 4.10 to the S-1)

EXHIBIT G

DR. SCHINAZI LOCK-UP AGREEMENT

February 14, 2006

To the Lead Managing Underwriter(s)

of the initial public offering of Pharmasset, Inc.

As Representative of the Several Underwriters

Re:	Pharmasset, Inc. (the “Company”)

Ladies and Gentlemen:

The undersigned is an owner of record or beneficially of certain shares of Common Stock of the Company (“Common Stock”) or securities convertible into or exchangeable or exercisable for Common Stock. The Company proposes to carry out a public offering of Common Stock (the “Offering”) for which you will act as a representative(s) of the underwriters. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company. The undersigned acknowledges that you and the other underwriters are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into underwriting arrangements with the Company with respect to the Offering.

In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, (and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned’s household not to), without the prior written consent of the Lead Managing Underwriter(s) (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open “put equivalent position” or liquidate or decrease a “call equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, or otherwise dispose of or transfer (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of) including the filing (or participation in the filing of) of a registration statement with the Securities and Exchange Commission in respect of, any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned (or such spouse or family member), or publicly announce an intention to do any of the foregoing, for a period commencing on the effective date of the registration statement used in connection with the Offering and continuing through the close of trading on the date 180 days after the date of the Prospectus (the “Lock-Up Period”), provided that the Offering has been consummated. In addition, the undersigned agrees that, without the prior written consent of the Lead Managing Underwriter(s), it will not, during the Lock-Up Period, make any demand for or exercise any

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right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

If (i) the Company issues an earnings release or material news, or a material event relating to the Company occurs, during the last 17 days of the lock-up period, or (ii) prior to the expiration of the lock-up period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the lock-up period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless the Lead Managing Underwriter(s) waive(s), in writing, such extension. The undersigned hereby acknowledges that the Company has agreed in the Underwriting Agreement to provide written notice of any event that would result in an extension of the Lock-Up Period pursuant to the previous sentence to the undersigned and agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to the previous paragraph) has expired.

The foregoing paragraph shall not apply to (i) any shares acquired from any underwriter as part of the Offering in connection with the directed share program, (ii) transactions relating to shares of Common Stock or other securities acquired in open market transactions after completion of the Offering or (iii) the transfer of any or all of the shares of Common Stock owned by the undersigned, either during his lifetime or on death, by gift, will or intestate succession to the immediate family of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his immediate family; provided, however, that in any such case it shall be a condition to such transfer that the transferee executes and delivers to the Lead Managing Underwriter(s) an agreement stating that the transferee is receiving and holding the Common Stock subject to the provisions of this letter agreement, and there shall be no further transfer of such Common Stock except in accordance with this letter.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of any Common Stock owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

/s/ Raymond F. Schinazi, Ph.D.
Raymond F. Schinazi, Ph.D.

SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

EXHIBIT H

SCHINAZI PARTNERSHIP LOCK-UP AGREEMENT

February 14, 2006

To the Lead Managing Underwriter(s)

of the initial public offering of Pharmasset, Inc.

As Representative of the Several Underwriters

Re:	Pharmasset, Inc. (the “Company”)

Ladies and Gentlemen:

The undersigned is an owner of record or beneficially of certain shares of Common Stock of the Company (“Common Stock”) or securities convertible into or exchangeable or exercisable for Common Stock. The Company proposes to carry out a public offering of Common Stock (the “Offering”) for which you will act as a representative(s) of the underwriters. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company. The undersigned acknowledges that you and the other underwriters are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into underwriting arrangements with the Company with respect to the Offering.

In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, (and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned’s household not to), without the prior written consent of the Lead Managing Underwriter(s) (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open “put equivalent position” or liquidate or decrease a “call equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, or otherwise dispose of or transfer (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of) including the filing (or participation in the filing of) of a registration statement with the Securities and Exchange Commission in respect of, any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned (or such spouse or family member), or publicly announce an intention to do any of the foregoing, for a period commencing on the effective date of the registration statement used in connection with the Offering and continuing through the close of trading on the date 180 days after the date of the Prospectus (the “Lock-Up Period”), provided that the Offering has been consummated. In addition, the undersigned agrees that, without the prior written consent of the Lead Managing Underwriter(s), it will not, during the Lock-Up Period, make any demand for or exercise any

SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

If (i) the Company issues an earnings release or material news, or a material event relating to the Company occurs, during the last 17 days of the lock-up period, or (ii) prior to the expiration of the lock-up period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the lock-up period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless the Lead Managing Underwriter(s) waive(s), in writing, such extension. The undersigned hereby acknowledges that the Company has agreed in the Underwriting Agreement to provide written notice of any event that would result in an extension of the Lock-Up Period pursuant to the previous sentence to the undersigned and agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to the previous paragraph) has expired.

The foregoing paragraph shall not apply to (i) any shares acquired from any underwriter as part of the Offering in connection with the directed share program, (ii) transactions relating to shares of Common Stock or other securities acquired in open market transactions after completion of the Offering or (iii) the transfer of any or all of the shares of Common Stock owned by the undersigned, either during his lifetime or on death, by gift, will or intestate succession to the immediate family of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his immediate family; provided, however, that in any such case it shall be a condition to such transfer that the transferee executes and delivers to the Lead Managing Underwriter(s) an agreement stating that the transferee is receiving and holding the Common Stock subject to the provisions of this letter agreement, and there shall be no further transfer of such Common Stock except in accordance with this letter.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of any Common Stock owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

RFS PARTNERS, L.P.

By:	RFS & ASSOCIATES, LLC

By:	/s/ Raymond F. Schinazi, Ph.D.
	Name:	Raymond F. Schinazi, Ph.D.
	Title:	Manager

SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

EXHIBIT I

SCHINAZI TRUST LOCK-UP AGREEMENT

February 14, 2006

To the Lead Managing Underwriter(s)

of the initial public offering of Pharmasset, Inc.

As Representative of the Several Underwriters

Re:	Pharmasset, Inc. (the “Company”)

Ladies and Gentlemen:

The undersigned is an owner of record or beneficially of certain shares of Common Stock of the Company (“Common Stock”) or securities convertible into or exchangeable or exercisable for Common Stock. The Company proposes to carry out a public offering of Common Stock (the “Offering”) for which you will act as a representative(s) of the underwriters. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company. The undersigned acknowledges that you and the other underwriters are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into underwriting arrangements with the Company with respect to the Offering.

In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, (and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned’s household not to), without the prior written consent of the Lead Managing Underwriter(s) (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open “put equivalent position” or liquidate or decrease a “call equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, or otherwise dispose of or transfer (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of) including the filing (or participation in the filing of) of a registration statement with the Securities and Exchange Commission in respect of, any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned (or such spouse or family member), or publicly announce an intention to do any of the foregoing, for a period commencing on the effective date of the registration statement used in connection with the Offering and continuing through the close of trading on the date 180 days after the date of the Prospectus (the “Lock-Up Period”), provided that the Offering has been consummated. In addition, the undersigned agrees that, without the prior written consent of the Lead Managing Underwriter(s), it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

If (i) the Company issues an earnings release or material news, or a material event relating to the Company occurs, during the last 17 days of the lock-up period, or (ii) prior to the expiration of the lock-up period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the lock-up period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless the Lead Managing Underwriter(s) waive(s), in writing, such extension. The undersigned hereby acknowledges that the Company has agreed in the Underwriting Agreement to provide written notice of any event that would result in an extension of the Lock-Up Period pursuant to the previous sentence to the undersigned and agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to the previous paragraph) has expired.

The foregoing paragraph shall not apply to (i) any shares acquired from any underwriter as part of the Offering in connection with the directed share program, (ii) transactions relating to shares of Common Stock or other securities acquired in open market transactions after completion of the Offering or (iii) the transfer of any or all of the shares of Common Stock owned by the undersigned, either during his lifetime or on death, by gift, will or intestate succession to the immediate family of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his immediate family; provided, however, that in any such case it shall be a condition to such transfer that the transferee executes and delivers to the Lead Managing Underwriter(s) an agreement stating that the transferee is receiving and holding the Common Stock subject to the provisions of this letter agreement, and there shall be no further transfer of such Common Stock except in accordance with this letter.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of any Common Stock owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

RAYMOND F. SCHINAZI 2005 QUALIFIED ANNUITY TRUST

By:	/s/ Raymond F. Schinazi, Ph.D.
	Name:	Raymond F. Schinazi, Ph.D.
	Title:	Trustee

SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE